Exhibit 99.1

Nortech Systems Reports Third Quarter Results

MINNEAPOLIS – November 12, 2026 – Nortech Systems Incorporated (Nasdaq: NSYS) (“Nortech” or the “Company”), a leading provider of engineering and manufacturing solutions for complex electromedical and electromechanical products serving the medical imaging, medical device, industrial, and aerospace & defense markets, reported financial results for the third quarter ended September 30, 2026.

2026 Q3 Highlights:

●	Net sales of $33.0 million in Q3 2026 vs. $30.5 million in Q3 2025
●	Net income of $637 thousand, or $0.21 per diluted share in Q3 2026 vs. net loss of $(146) thousand, or $(0.05) per diluted share in Q3 2025
●	Adjusted earnings before interest, taxes, depreciation, and amortization (“Adjusted EBITDA”) of $2.0 million in Q3 2026 vs. $1.3 million in Q3 2025
●	90-day backlog of $31.5 million as of September 30, 2026 vs. $31.3 million as of September 30, 2025
●	Total backlog of $92.8 million as of September 30, 2026, up 20% from September 30, 2025

Management Commentary

“Our third quarter results reflect continued execution of our business strategy,” said President & CEO, Jay D. Miller. “We are deepening engineering partnerships with our customers, using our manufacturing footprint across the United States, Mexico, and China to serve them from the location that best meets their needs, and strengthening operational discipline across our global operations. These efforts delivered year-over-year revenue growth and improved gross margin, and they are building momentum with our customers.”

“That momentum is reflected in our backlog. Total backlog of $92.8 million is up 20% from a year ago, led by Aerospace & Defense and Industrial markets, and gives us confidence in the direction of the business. Our China operations, where net sales grew more than 56% in the quarter, continue to demonstrate the value of our global footprint. As we close out 2026, we are focused on converting backlog into profitable shipments, strengthening cash generation through disciplined purchasing and inventory management, and advancing our fiber optic technologies to support our customers’ next-generation applications.”

Summary Financial Information

The following table provides summary financial information comparing the third quarter 2026 (“Q3 2026”) financial results to the same quarter in 2025 (“Q3 2025”) as well as the nine-month period ended September 30, 2026 (“YTD 2026”) with the same period in 2025 (“YTD 2025”).

($ in thousands)	Q3 2026	Q3 2025	% Change	YTD 2026	YTD 2025	% Change
Net sales	$33,047	$30,482	8.4%	$96,903	$88,052	10.1%
Gross profit	$5,872	$5,025	16.9%	$16,277	$12,940	25.8%
Operating expenses	$4,458	$4,080	9.3%	$14,193	$12,866	10.3%
Net income (loss)	$637	$(146)	536.3%	$919	$(1,149)	180.0%
EBITDA	$1,719	$1,253	37.2%	$3,007	$1,060	183.7%
Adjusted EBITDA	$1,955	$1,253	56.0%	$3,447	$1,326	160.0%

See the reconciliation of GAAP measures to non-GAAP financial measures of EBITDA and Adjusted EBITDA included in this release.

Conference Call

The Company will hold a live conference call and webcast at 3:30 p.m. central time on Thursday, November 12, to discuss the Company’s 2026 third quarter results. The call will be hosted by Jay D. Miller, Chief Executive Officer and President and Andrew D. C. LaFrence, Chief Financial Officer and Senior Vice President of Finance. To access the live audio conference call, US participants may call 888-506-0062 and international participants may call 973-528-0011. Participant Access Code: 124682. Participants may also access the call via webcast at: https://www.webcaster5.com/Webcast/Page/2814/54544.

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About Nortech Systems Incorporated

Nortech Systems is a leading provider of design and manufacturing solutions for complex electromedical devices, electromechanical systems, assemblies, and components. Nortech primarily serves the medical imaging, medical device, aerospace & defense, and industrial markets. Its design services span concept development to commercial design, and include medical device, software, electrical, mechanical, and biomedical engineering. Its manufacturing and supply chain capabilities are vertically integrated around wire, cable, and interconnect assemblies, printed circuit board assemblies, as well as system-level assembly, integration, and final test. Headquartered in Maple Grove, Minn., Nortech currently has six manufacturing locations and design centers across the U.S., Latin America, and Asia. Nortech Systems is traded on the NASDAQ Stock Market under the symbol NSYS. Nortech’s website is www.nortechsys.com.

Forward-Looking Statements

This press release contains forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 including without limitation statements regarding strength and growth of bookings and backlog, future business prospects, opportunities in aerospace and defense and medical markets, converting strong customer engagement into sustainable growth and long-term value, future financial results including increased gross margin, our ability to generate positive EBITDA, nearshoring as a strategic advantage, successful execution of our long-term strategy, our enhanced competitiveness in aerospace, defense, and other high-reliability markets, and effects of restructuring and consolidating manufacturing facilities. While this release is based on management’s best judgment and current expectations, actual results may differ materially from those expressed or implied and involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from the forward-looking statements include, without limitation: (1) commodity cost increases coupled with challenges in raising prices and/or customer pressure to reduce prices; (2) supply chain disruptions leading to shortages of critical components; (3) volatility in market conditions which may affect demand for the Company’s products; (4) increased competition and/or reduced demand; (5) changes in the reliability and efficiency of operating facilities or those of third parties; (6) risks related to the availability of labor; (7) the unanticipated loss of any key member of senior management; (8) geopolitical, economic, financial and business conditions including changing tariff environment; (9) the Company’s ability to steadily improve manufacturing output and product quality; (10) the impact of global health epidemics on our customers, employees, manufacturing facilities, suppliers, the capital markets and our financial condition; (11) challenges with customers with respect to moving production from one facility to another Company owned facility or (12) financing cost increases and continued availability. Some of the above-mentioned factors are described in further detail in the section entitled “Risk Factors” in our annual and quarterly reports, as applicable. You should assume the information appearing in this document is accurate only as of the date hereof, or as otherwise specified, as our business, financial condition, results of operations and prospects may have changed since such date. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the United States Securities and Exchange Commission, we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.

Reconciliation of Generally Accepted Accounting Principles (“GAAP”) Measures to Non-GAAP Financial Measure

EBITDA is a non-GAAP financial measure used by management that we believe provides useful information to investors because it reflects ongoing performance excluding certain non-recurring items during comparable periods and facilitates comparisons between peer companies since interest, taxes, depreciation, and amortization can differ greatly between different organizations as a result of differing capital structures and tax strategies. EBITDA is defined as net income (loss) plus interest expense, plus income tax expense plus depreciation expense and amortization expense. EBITDA should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Adjusted EBITDA reflects the impact of restructuring, of costs to review long-term strategy to evaluate opportunities to enhance shareholder value, and other non-recurring items. These strategy costs totaled $236 thousand in the third quarter of 2026 and $440 thousand for the nine months ended September 30, 2026. EBITDA and Adjusted EBITDA are not a measurement of our financial performance under GAAP and should not be considered an alternative to net sales or net income (loss), as applicable, or any other performance measures derived in accordance with GAAP and may not be comparable to other similarly titled measures of other businesses. EBITDA and Adjusted EBITDA have limitations as an analytical metric, and you should not consider it in isolation or as a substitute for analysis of our operating results as reported under GAAP.

NORTECH SYSTEMS INCORPORATED AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

AND COMPREHENSIVE INCOME (LOSS)

(UNAUDITED)

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

	THREE MONTHS ENDED		NINE MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2026	2025	2026	2025

Net sales	$33,047	$30,482	$96,903	$88,052
Cost of goods sold	27,175	25,457	80,626	75,112
Gross profit	5,872	5,025	16,277	12,940
Operating expenses:
Selling	1,187	1,221	4,002	3,609
General and administrative	3,004	2,593	9,268	8,097
Research and development	267	266	923	894
Restructuring charges	-	-	-	266
Total operating expenses	4,458	4,080	14,193	12,866
Income from operations	1,414	945	2,084	74
Other expense:
Interest expense, net	(223)	(273)	(676)	(744)
Income (loss) before income taxes	1,191	672	1,408	(670)
Income tax expense	554	818	489	479
Net income (loss)	$637	$(146)	$919	$(1,149)

Net income (loss) per common share:
Basic (in dollars per share)	$0.23	$(0.05)	$0.33	$(0.41)
Weighted average number of common shares outstanding - basic (in shares)	2,859,420	2,785,541	2,817,225	2,773,401
Diluted (in dollars per share)	$0.21	$(0.05)	$0.30	$(0.41)
Weighted average number of common shares outstanding - diluted (in shares)	3,036,090	2,785,541	3,017,302	2,773,401

Other comprehensive income (loss)
Foreign currency translation	$142	$(21)	$232	$109
Comprehensive income (loss), net of tax	$779	$(167)	$1,151	$(1,040)

NORTECH SYSTEMS INCORPORATED AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

AS OF SEPTEMBER 30, 2026 AND DECEMBER 31, 2025

(UNAUDITED)

(IN THOUSANDS, EXCEPT SHARE DATA)

	SEPTEMBER 30, 2026	DECEMBER 31, 2025
ASSETS
Current assets:
Cash	$3,023	$1,655
Restricted cash	1,099	-
Accounts receivable, less allowance for credit losses of $180 and $161, respectively	20,948	16,998
Inventories, net	25,648	20,695
Contract assets	17,155	15,184
Prepaid assets and other assets	1,289	1,618
Total current assets	69,162	56,150
Property and equipment, net	5,009	5,203
Operating lease assets, net	6,113	7,016
Deferred tax assets	3,853	3,394
Other intangible assets, net	136	156
Deferred line of credit issuance costs, net	222	-
Total assets	$84,495	$71,919

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Lines of credit	$8,310	$7,000
Current portion of term loan	440	-
Accounts payable	15,523	12,809
Accrued payroll and commissions	2,932	1,822
Customer deposits	9,320	5,386
Current portion of operating lease obligations	1,177	1,332
Current portion of finance lease obligations	216	274
Other accrued liabilities	1,823	1,221
Total current liabilities	39,741	29,844
Long-term liabilities:
Term loan, net of debt issuance costs	1,502	-
Long-term operating lease obligations	5,666	6,476
Long-term finance lease obligations	612	626
Other long-term liabilities	441	426
Total long-term liabilities	8,221	7,528
Total liabilities	47,962	37,372
Shareholders’ equity:
Preferred stock, $1 par value; 1,000,000 shares authorized; 250,000 shares issued and outstanding	250	250
Common stock - $0.01 par value; 9,000,000 shares authorized; 2,865,782 and 2,786,134 shares issued and outstanding, respectively	29	28
Additional paid-in capital	18,689	17,855
Accumulated other comprehensive loss	(477)	(709)
Retained earnings	18,042	17,123
Total shareholders’ equity	36,533	34,547
Total liabilities and shareholders’ equity	$84,495	$71,919

NORTECH SYSTEMS INCORPORATED AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

(IN THOUSANDS)

	NINE MONTHS ENDED SEPTEMBER 30,
	2026	2025
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$919	$(1,149)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	923	986
Compensation on stock-based awards	515	369
Change in allowance for credit losses	19	(10)
Change in inventory reserves	(346)	346
Deferred taxes	(459)	(189)
Changes in current operating items:
Accounts receivable	(3,725)	(3,875)
Inventories	(4,607)	2,823
Contract assets	(1,970)	(1,536)
Prepaid expenses and other assets	329	(1,244)
Accounts payable	2,446	165
Accrued payroll and commissions	1,093	555
Customer deposits	3,935	(424)
Other accrued liabilities	653	318
Net cash used in operating activities	(275)	(2,865)

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sale of property and equipment	-	504
Purchases of property and equipment	(424)	(517)
Net cash used in investing activities	(424)	(13)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from lines of credit	62,561	76,215
Payments to line of credit	(61,260)	(72,880)
Proceeds from term loan	2,200	-
Payments of debt issuance costs	(290)	-
Principal payments on term loan	(220)	-
Principal payments on financing leases	(182)	(140)
Stock award exercises	320	23
Net cash provided by financing activities	3,129	3,218

Effect of exchange rate changes on cash and restricted cash	37	15

Net change in cash and restricted cash	2,467	355
Cash and restricted cash - beginning of period	1,655	916
Cash and restricted cash - end of period	$4,122	$1,271

RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA

	THREE MONTHS ENDED SEPTEMBER 30,		NINE MONTHS ENDED SEPTEMBER 30,
	2026	2025	2026	2025

($ in thousands)
Net income (loss)	$637	$(146)	$919	$(1,149)
Interest	223	273	676	744
Taxes	554	818	489	479
Depreciation	294	303	903	972
Amortization	11	5	20	14
EBITDA	1,719	1,253	3,007	1,060
Restructuring charges	-	-	-	266
Strategy review expenses	236	-	440	-
ADJUSTED EBITDA	$1,955	$1,253	$3,447	$1,326

There were no material adjustments to EBITDA in the three months ended September 30, 2025. Adjustment to EBITDA for the three and nine months ended September 30, 2026 and the nine months ended September 30, 2025 include ($ in thousands):

●	During the third quarter and first nine months of 2026 we incurred $236 and $440 of third-party consulting, legal and other incremental costs associated with the Company’s 2026 review of long-term strategy to evaluate opportunities to enhance shareholder value following realized improvements in the Company’s backlog, financial performance and bank financing. These costs are included in general and administrative expenses in the condensed consolidated statement of operations, which expense amount is not included in Adjusted EBITDA.
●	During the first quarter of 2025, we incurred $235 of severance charges for a February 2025 reduction in force to align staffing to our forecasted net sales and $31 of expenses related to our closed Blue Earth facility, which expense amount is not included in Adjusted EBITDA.

($ in millions)	Last Twelve Months (“LTM”) Ended in Quarter
	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026
Net Sales	$138.9	$139.3	$138.7	$137.5	$135.6	$128.1	$120.8	$117.6	$116.7	$118.4	$121.8	$124.7	$127.2

Gross Profit $ - Adjusted	21.4	23.1	23.1	22.2	20.7	16.7	14.4	14.6	15.8	18.0	19.6	20.5	21.3
Gross Margin % - Adjusted	15.4%	16.6%	16.6%	16.1%	15.3%	13.1%	11.9%	12.4%	13.5%	15.2%	16.1%	16.4%	16.8%

Adjusted EBITDA	$6.0	$8.0	$8.1	$7.3	$5.9	$2.1	$(0.5)	$(0.4)	$0.7	$2.5	$3.9	$3.7	$4.7

Contact

Andrew D. C. LaFrence

Chief Financial Officer and Senior Vice President of Finance

alafrence@nortechsys.com

952-345-2243